REGISTRATION OF A CLASS OF SECURITIES - FORM 8-A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Limitless X Holdings Inc.

(f/k/a Bio Lab Naturals Inc.)

(Exact name of registrant as specified in its charter)

DELAWARE	81-1034163
(State of incorporation or organization)	(IRS Employer Identification Number)

9454 Wilshire Blvd. #300, Beverly Hills, CA 90212 (Address of principal executive offices)

Title of each class to be so registered NOT APPLICABLE	Name of each exchange on which each class is to be registered NOT APPLICABLE

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-239640

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001

(Title of class)

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form S-1, as amended, filed with the commission (File No. 333-239640) is incorporated by reference into this registration statement.

Item 2. Exhibits.

Exhibit Number	Description
3.1	Articles of Incorporation *
3.2	By-Laws *

(*)	Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form S-1, as amended.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Limitless X Holdings Inc.

(f/k/a Bio Lab Naturals Inc.) (Registrant)

Dated: June 16, 2022

By:	/s/ Jaspreet Mathur
Jaspreet Mathur
Chairman, CEO, and Director

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